Investment Portfolioas of September 30, 2023 (Unaudited)
DWS Communications Fund
	Shares	Value ($)

Common Stocks 97.0%
Broadline Retail 0.3%
Alibaba Group Holding Ltd. (ADR)*	2,889	250,592
Diversified Telecommunication Services 11.8%
Deutsche Telekom AG (Registered)	86,751	1,821,015
Hellenic Telecommunications Organization SA	33,897	494,555
Iridium Communications, Inc.	9,776	444,710
Liberty Global PLC “A”*	38,350	656,552
Nippon Telegraph & Telephone Corp.	835,100	984,979
Orange SA	86,555	994,026
Verizon Communications, Inc.	97,126	3,147,854
		8,543,691
Entertainment 16.8%
IMAX Corp.*	21,857	422,277
Live Nation Entertainment, Inc.*	9,166	761,145
Netflix, Inc.*	11,075	4,181,920
ROBLOX Corp. “A”*	23,400	677,664
Spotify Technology SA*	4,280	661,859
Take-Two Interactive Software, Inc.*	15,373	2,158,215
Universal Music Group NV	27,713	723,097
Walt Disney Co.*	22,211	1,800,202
Warner Music Group Corp. “A”	25,251	792,881
		12,179,260
Hotels, Restaurants & Leisure 1.1%
Entain PLC	20,460	233,045
Sportradar Holding AG “A”*	54,376	544,304
		777,349
Household Durables 0.8%
Sony Group Corp.	6,900	564,740
Interactive Media & Services 50.1%
Alphabet, Inc. “A”*	75,886	9,930,442
Alphabet, Inc. “C”*	82,777	10,914,148
Baidu, Inc. (ADR)*	3,886	522,084
Match Group, Inc.*	22,183	869,019
Meta Platforms, Inc. “A”*	43,601	13,089,456
Pinterest, Inc. “A”*	37,012	1,000,434
		36,325,583
Media 3.9%
Charter Communications, Inc. “A”*	2,635	1,158,926
Criteo SA (ADR)*	30,099	878,891
New York Times Co. “A”	19,247	792,976
		2,830,793

Professional Services 1.8%
RELX PLC	30,193	1,017,394
Wolters Kluwer NV	2,566	310,853
		1,328,247
Real Estate Management & Development 0.6%
KE Holdings, Inc. (ADR)	29,487	457,638
Software 1.6%
Doubleverify Holdings, Inc.*	12,241	342,136
PowerSchool Holdings, Inc. “A”*	35,256	798,901
		1,141,037
Specialized REITs 1.6%
American Tower Corp.	3,226	530,516
Crown Castle, Inc.	6,645	611,539
		1,142,055
Wireless Telecommunication Services 6.6%
KDDI Corp.	47,100	1,440,919
Rogers Communications, Inc. “B”	15,078	578,920
T-Mobile U.S., Inc.*	17,594	2,464,040
Vodafone Group PLC	363,767	341,370
		4,825,249
Total Common Stocks (Cost $50,705,040)		70,366,234

Cash Equivalents 2.8%
DWS Central Cash Management Government Fund, 5.36% (a) (Cost $2,066,499)	2,066,499	2,066,499

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $52,771,539)	99.8	72,432,733
Other Assets and Liabilities, Net	0.2	137,302
Net Assets	100.0	72,570,035
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2023	Value ($) at 9/30/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.25% (a) (b)
917,918	—	917,918 (c)	—	—	3,441	—	—	—
Cash Equivalents 2.8%
DWS Central Cash Management Government Fund, 5.36% (a)
3,479,748	16,149,438	17,562,687	—	—	106,290	—	2,066,499	2,066,499
4,397,666	16,149,438	18,480,605	—	—	109,731	—	2,066,499	2,066,499

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2023.

ADR: American Depositary Receipt
REIT: Real Estate Investment Trust
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Broadline Retail	$250,592	$—	$—	$250,592
Diversified Telecommunication Services	4,249,116	4,294,575	—	8,543,691
Entertainment	11,456,163	723,097	—	12,179,260
Hotels, Restaurants & Leisure	544,304	233,045	—	777,349
Household Durables	—	564,740	—	564,740
Interactive Media & Services	36,325,583	—	—	36,325,583
Media	2,830,793	—	—	2,830,793
Professional Services	—	1,328,247	—	1,328,247
Real Estate Management & Development	457,638	—	—	457,638
Software	1,141,037	—	—	1,141,037
Specialized REITs	1,142,055	—	—	1,142,055
Wireless Telecommunication Services	3,042,960	1,782,289	—	4,825,249
Short-Term Investments	2,066,499	—	—	2,066,499
Total	$63,506,740	$8,925,993	$—	$72,432,733
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCF-PH3
R-080548-2 (1/25)